Benefit Plans	12 Months Ended
Dec. 31, 2012
Benefit Plans
Benefit Plans
Pension and other post-retirement plans
We sponsor domestic and foreign defined-benefit pension and other post-retirement plans. Pension benefits are based principally on an employee’s years of service and/or compensation levels near retirement. In addition, we provide certain post-retirement health care and life insurance benefits. Generally, the post-retirement health care and life insurance plans require contributions from retirees. In December 2007, we announced that we will be freezing certain U.S. pension plans as of December 31, 2017. Since the announcement, we have pursued a strategy of gradually shifting our U.S. pension asset allocations towards liability hedging assets such as fixed income instruments and away from equity securities. During the last quarter of 2012 we made significant progress in reducing the risk and volatility of our U.S. pension plans by taking the following steps:

•
We paid $331 million to settle pension obligations through a combination of lump sum payments to deferred vested participants and through the purchase of an annuity contract to settle obligations to plan participants in retiree status.

•	We made a special contribution of $190 million to fund our U.S. pension plans.

•	We accelerated our transition to increase the allocations of investments to liability hedging assets.
During the fourth quarter of 2012, we changed our method of recognizing actuarial gains and losses for all of our pension and other post-retirement plans. Historically, we recognized actuarial gains and losses as a component of AOCI in our Consolidated Balance Sheets and amortized them into our Consolidated Statements of Operations and Comprehensive Income (Loss) over the average future service period of the active employees of these plans to the extent such gains and losses were outside of a corridor. We elected to immediately recognize actuarial gains and losses in our Consolidated Statements of Operations and Comprehensive Income (Loss) on the basis that it is preferable to accelerate the recognition of such gains and losses into income rather than to delay such recognition. Additionally, for purposes of calculating the expected return on plan assets, we will no longer use a calculated value for the market-related valuation of plan assets, but instead will use the actual fair value of our plan assets. These changes will improve transparency in our operating results by more quickly recognizing the effects of external conditions on our plan obligations, investments and assumptions. Generally, these gains and losses are measured annually as of December 31 and accordingly will be recorded during the fourth quarter. We have applied these changes retrospectively, adjusting all prior periods (see Note 3).

Obligations and funded status
The following tables present reconciliations of plan benefit obligations, fair value of plan assets and the funded status of pension plans and other post-retirement plans as of and for the years ended December 31, 2012 and 2011:

	U.S. pension plans		Non-U.S. pension plans		Other post-retirement plans
In thousands	2012	2011	2012	2011	2012	2011
Change in benefit obligations
Benefit obligation beginning of year	$572,068	$502,657	$89,503	$84,151	$35,081	$33,715
Service cost	12,867	10,270	3,295	2,196	219	180
Interest cost	28,208	28,647	7,545	4,121	1,860	1,889
Amendments	372	—	—	—	—	—
Benefit obligations assumed in Merger	10,821	—	338,532	—	16,815	—
Settlements	—	—	—	(257)	—	—
Actuarial loss	128,817	58,672	26,647	4,079	8,159	2,494
Translation (gain) loss	—	—	1,502	(2,477)	—	—
Benefits paid	(358,854)	(28,178)	(6,175)	(2,310)	(2,837)	(3,197)
Benefit obligation end of year	394,299	572,068	460,849	89,503	59,297	35,081
Change in plan assets
Fair value of plan assets beginning of year	408,837	374,934	10,934	10,549	—	—
Actual return on plan assets	43,944	27,628	6,413	343	—	—
Plan assets acquired in Merger	7,482	—	227,253	—	—	—
Company contributions	224,786	34,453	10,391	2,644	2,837	3,197
Settlements	—	—	—	(257)	—	—
Translation gain (loss)	—	—	166	(35)	—	—
Benefits paid	(358,854)	(28,178)	(6,175)	(2,310)	(2,837)	(3,197)
Fair value of plan assets end of year	326,195	408,837	248,982	10,934	—	—
Funded status
Benefit obligations in excess of the fair value of plan assets	$(68,104)	$(163,231)	$(211,867)	$(78,569)	$(59,297)	$(35,081)

Amounts recorded in the Consolidated Balance Sheets were as follows:

	U.S. pension plans		Non-U.S. pension plans		Other post- retirement plans
In thousands	2012	2011	2012	2011	2012	2011
Current liabilities	$(3,490)	$(3,303)	$(4,925)	$(2,442)	$(4,520)	$(3,307)
Non-current liabilities	(64,614)	(159,928)	(206,942)	(76,127)	(54,777)	(31,774)
Benefit obligations in excess of the fair value of plan assets	$(68,104)	$(163,231)	$(211,867)	$(78,569)	$(59,297)	$(35,081)

The accumulated benefit obligation for all defined benefit plans was $804.2 million and $625.9 million at December 31, 2012 and 2011, respectively.
Information for pension plans with an accumulated benefit obligation or projected benefit obligation in excess of plan assets as of December 31 are as follows:

	Projected benefit obligation exceeds the fair value of plan assets		Accumulated benefit obligation exceeds the fair value of plan assets
In thousands	2012	2011	2012	2011
U.S. pension plans
Projected benefit obligation	$158,063	$572,068	$87,147	$572,068
Fair value of plan assets	85,332	408,837	15,499	408,837
Accumulated benefit obligation	—	—	77,165	539,453
Non-U.S. pension plans
Projected benefit obligation	$436,652	$89,503	$431,271	$89,503
Fair value of plan assets	222,387	10,934	217,174	10,934
Accumulated benefit obligation	—	—	420,044	86,431

Components of net periodic benefit cost for our pension plans for the years ended December 31 were as follows:

	U. S. pension plans			Non-U.S. pension plans
In thousands	2012	2011	2010	2012	2011	2010
Service cost	$12,867	$10,270	$9,743	$3,295	$2,196	$1,845
Interest cost	28,208	28,647	27,518	7,545	4,121	4,153
Expected return on plan assets	(29,400)	(27,952)	(24,679)	(3,928)	(461)	(433)
Amortization of transition obligation	—	—	—	—	—	13
Amortization of prior year service cost (benefit)	17	17	17	(15)	(17)	(10)
Actuarial loss	114,272	58,995	6,990	24,162	4,196	7,305
Net periodic benefit cost	$125,964	$69,977	$19,589	$31,059	$10,035	$12,873

Components of net periodic benefit cost for our other post-retirement plans for the years ended December 31 were as follows:

	Other post-retirement plans
In thousands	2012	2011	2010
Service cost	$219	$180	$200
Interest cost	1,860	1,889	2,013
Amortization of prior year service benefit	(24)	(27)	(27)
Actuarial (gain) loss	8,159	2,494	(647)
Net periodic benefit cost	$10,214	$4,536	$1,539

The components of comprehensive income (loss) for our pension and other post-retirement plans for the years ended December 31, 2012, 2011 and 2010 are not material.

The amounts in AOCI at December 31, 2012 and 2011 that have not yet been recognized as components of net periodic benefit cost and the amounts in AOCI expected to be recognized as components of net periodic benefit cost in 2013 for our pension and other post-retirement plans are not material.

Assumptions
Weighted-average assumptions used to determine benefit obligations as of December 31 were as follows:

	U.S. pension plans			Non-U.S. pension plans			Other post-retirement plans
Percentages	2012	2011	2010	2012	2011	2010	2012	2011	2010
Discount rate	3.67	5.05	5.90	3.85	4.82	5.10	3.40	5.05	5.90
Rate of compensation increase	4.37	4.00	4.00	3.02	2.98	3.00	—	—	—

Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31 were as follows:

	U.S. pension plans			Non-U.S. pension plans			Other post- retirement plans
Percentages	2012	2011	2010	2012	2011	2010	2012	2011	2010
Discount rate	5.05	5.90	6.00	4.82	5.13	5.50	5.05	5.90	6.00
Expected long-term return on plan assets	7.50	8.00	8.50	4.09	4.50	4.50	—	—	—
Rate of compensation increase	4.21	4.00	4.00	2.98	2.98	3.00	—	—	—

Uncertainty in the securities markets and U.S. economy could result in investment returns less than those assumed. Should the securities markets decline or medical and prescription drug costs increase at a rate greater than assumed, we would expect increasing annual combined net pension and other post-retirement costs for the next several years. Should actual experience differ from actuarial assumptions, the projected pension benefit obligation and net pension cost and accumulated other post-retirement benefit obligation and other post-retirement benefit cost would be affected in future years.
Discount rates
The discount rate reflects the current rate at which the pension liabilities could be effectively settled at the end of the year based on our December 31 measurement date. The discount rate was determined by matching our expected benefit payments to payments from a stream of bonds rated AA or higher available in the marketplace, adjusted to eliminate the effects of call provisions. This produced a discount rate for our U.S. pension plans of 3.67%, 5.05% and 5.90% in 2012, 2011 and 2010, respectively. The discount rates on our non-U.S. pension plans ranged from 0.50% to 4.50%, 0.75% to 5.00% and 0.75% to 5.40% in 2012, 2011 and 2010, respectively. There are no other known or anticipated changes in our discount rate assumptions that will impact our pension expense in 2013.
Expected rates of return
Our expected rates of return on U.S. pension plan assets were 7.5%, 8.0% and 8.5% for 2012, 2011 and 2010, respectively. The expected rate of return is designed to be a long-term assumption that may be subject to considerable year-to-year variance from actual returns. In developing the expected long-term rate of return, we considered our historical returns, with consideration given to forecasted economic conditions, our asset allocations, input from external consultants and broader longer-term market indices. U.S. pension plan assets yielded returns of 10.8%, 7.8% and 11.2% in 2012, 2011 and 2010, respectively. As a result of our de-risking strategy to reduce U.S. pension plan, our expected rate of return on plan assets is 3.75% for 2013. Any difference in the expected rate and actual returns will be included with the actuarial gain or loss recorded in the fourth quarter when our plans are remeasured.
Healthcare cost trend rates
The assumed healthcare cost trend rates for other post-retirement plans as of December 31 were as follows:

	2012	2011
Healthcare cost trend rate assumed for following year	7.4%	7.5%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%	4.5%
Year the cost trend rate reaches the ultimate trend rate	2027	2027

The assumed healthcare cost trend rates can have a significant effect on the amounts reported for healthcare plans. A one-percentage-point change in the assumed healthcare cost trend rates would have the following effects as of and for the year ended December 31, 2012:

	One Percentage Point
In thousands	Increase	Decrease
Increase (decrease) in annual service and interest cost	$59	$(52)
Increase (decrease) in other post-retirement benefit obligations	2,748	(2,390)

Pension plans assets
Objective
The primary objective of our investment strategy is to meet the pension obligation to our employees at a reasonable cost to us. This is primarily accomplished through growth of capital and safety of the funds invested.
During 2012, we adopted an investment strategy for our U.S. pension plans with a primary objective of preserving the funded status of the U.S. plans. This is achieved through investments in fixed interest instruments with interest rate sensitivity characteristics closely reflecting the interest rate sensitivity of our benefit obligations. Shifting of allocations away from equities to liability hedging fixed income investments is currently in progress. As equity investments are redeemed, proceeds are reinvested in fixed income instruments. After we have completed the transition, the U.S. pension plans will have in excess of 90 percent allocation to fixed income investments.
Asset allocation
Our actual overall asset allocation for our U.S. and non-U.S. pension plans as compared to our investment policy goals as of December 31 was as follows:

	U.S. pension plans
	Actual		Target
Percentages	2012	2011	2012	2011
Equity securities	32%	41%	—	50%
Fixed income	56%	50%	100%	40%
Alternative	7%	6%	—	10%
Cash	5%	3%	—	—

	Non-U.S. pension plans
	Actual		Target
Percentages	2012	2011	2012	2011
Equity securities	51%	66%	55%	75%
Fixed income	42%	20%	45%	25%
Alternative	3%	—	—	—
Cash	4%	14%	—	—

While the target allocations do not have a percentage allocated to cash, the plan assets will always include some cash due to cash flow requirements.
Fair value measurement
The fair values of our pension plan assets and their respective levels in the fair value hierarchy as of December 31, 2012 and December 31, 2011 were as follows:

	December 31, 2012
In thousands	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$6,238	$21,235	$—	$27,473
Fixed income:
Corporate and non U.S. government	—	164,255	—	164,255
U.S. treasuries	—	69,375	—	69,375
Mortgage-backed securities	—	23,382	—	23,382
Other	—	28,111	—	28,111
Global equity securities:
Mid cap equity	—	6,726	—	6,726
Large cap equity	—	88,985	—	88,985
International equity	—	89,768	—	89,768
Long/short equity	—	47,597	—	47,597
Other investments	—	11,215	18,290	29,505
Total fair value of plan assets	$6,238	$550,649	$18,290	$575,177

	December 31, 2011
In thousands	Level 1	Level 2	Level 3	Total
Cash equivalents	$—	$13,084	$—	$13,084
Fixed income:
Corporate and non U.S. government	—	76,046	150	76,196
U.S. treasuries	—	82,989	—	82,989
Mortgage-backed securities	—	40,286	629	40,915
Other	—	7,958	219	8,177
Global equity securities:
Small cap equity	7,094	—	—	7,094
Mid cap equity	7,528	4	—	7,532
Large cap equity	—	47,398	—	47,398
International equity	19,942	19,652	—	39,594
Long/short equity	—	56,575	—	56,575
Pentair Ltd. common shares	16,645	—	—	16,645
Other investments	—	4,563	19,009	23,572
Total fair value of plan assets	$51,209	$348,555	$20,007	$419,771

 Valuation methodologies used for investments measured at fair value were as follows:

•
Cash and cash equivalents: Cash consists of cash held in bank accounts and was classified as Level 1. Cash equivalents consist of investments in commingled funds valued based on observable market data. Such investments were classified as Level 2.

•
Fixed income: Investments in corporate bonds, government securities, mortgages and asset backed securities were value based upon quoted market prices for similar securities and other observable market data. Investments in commingled funds were generally valued at the net asset value of units held at the end of the period based upon the value of the underlying investments as determined by quoted market prices or by a pricing service. Such investments were classified as Level 2. Certain investments in commingled funds were valued based on unobservable inputs due to liquidation restrictions. These investments were classified as Level 3.

•
Global equity securities: Equity securities and our common shares were valued based on the closing market price in an active market and were classified as Level 1. Investments in commingled funds were valued at the net asset value of units held at the end of the period based upon the value of the underlying investments as determined by quoted market prices or by a pricing service. Such investments were classified as Level 2.

•
Other investments: Other investments include investments in commingled funds with diversified investment strategies. Investments in commingled funds that were valued at the net asset value of units held at the end of the period based upon the value of the underlying investments as determined by quoted market prices or by a pricing service were classified as Level 2. Investments in commingled funds that were valued based on unobservable inputs due to liquidation restrictions were classified as Level 3.

The following tables present a reconciliation of Level 3 assets held during the years ended December 31, 2012 and 2011, respectively:

In thousands	January 1, 2012	Net realized and unrealized gains (losses)	Net issuances and settlements	Net transfers into (out of) level 3	December 31, 2012
Other investments	$19,009	$1,051	$(1,770)	$—	$18,290
Fixed income investments	998	22	(1,020)	—	—
Total	$20,007	$1,073	$(2,790)	$—	$18,290

In thousands	January 1, 2011	Net realized and unrealized gains (losses)	Net issuances and settlements	Net transfers into (out of) level 3	December 31, 2011
Other investments	$12,991	$251	$5,767	$—	$19,009
Fixed income investments	1,777	87	(866)	—	998
Total	$14,768	$338	$4,901	$—	$20,007

Cash flows
Contributions
Pension contributions totaled $235.2 million and $37.1 million in 2012 and 2011, respectively. Our 2013 required pension contributions are expected to be approximately $30 million to $35 million. The 2013 expected contributions will equal or exceed our minimum funding requirements.

Estimated future benefit payments
The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid by the plans for the years ended December 31 as follows:

In millions	U.S. pension plans	Non-U.S. pension plans	Other post- retirement plans
2013	$7.5	$16.7	$4.5
2014	8.6	17.8	4.5
2015	10.2	18.5	4.4
2016	12.9	17.5	4.3
2017	14.8	18.3	4.2
2018-2022	103.3	105.7	19.6

Savings plan
We have a 401(k) plan (“the 401(k) plan”) with an employee share ownership (“ESOP”) bonus component, which covers certain union and nearly all non-union U.S. employees who meet certain age requirements. Under the 401(k) plan, eligible U.S. employees may voluntarily contribute a percentage of their eligible compensation. We match contributions made by employees who meet certain eligibility and service requirements. Our matching contribution is 100% of eligible employee contributions for the first 1% of eligible compensation and 50% of the next 5% of eligible compensation.
In addition to the matching contribution, all employees who meet certain service requirements receive a discretionary ESOP contribution equal to 1.5% of annual eligible compensation.
Additionally, we have a 401(k) plan acquired as part of the Merger (“the Flow 401(k) plan”) which covers certain union and all non-union U.S. employees who meet certain age requirements. Under the Flow 401(k) plan, eligible U.S. employees may voluntarily contribute a percentage of their eligible compensation. We match contributions made by employees who meet certain eligibility and service requirements. Our matching contribution is 500% of eligible employee contributions for the first 1% of eligible compensation. Additional company match is based on years of service, as follows: an additional 1% match at 10 – 19 years of service, an additional 2% match at 20 – 24 years, an additional 3% match at 25 – 29 years and an additional 4% match at 30+ years. Participants are 100% vested in the employer match after 3 years of service.
Our combined expense for the 401(k) plan, the Flow 401(k) plan and the ESOP was $19.7 million, $15.8 million and $11.0 million in 2012, 2011 and 2010, respectively.
Other retirement compensation
Total other accrued retirement compensation, primarily related to deferred compensation and supplemental retirement plans, was $52.6 million and $12.6 million as of December 31, 2012 and 2011, respectively, and is included in Pension and other post-retirement compensation and benefits in the Consolidated Balance Sheets.
Multi-employer defined benefit plans
We participate in a number of multi-employer defined benefit plans on behalf of certain employees. Pension expense related to multi-employer plans was not material in 2012, 2011 and 2010.